UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2022

C3.AI, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)
1300 Seaport Blvd, Suite 500
Redwood City, CA
(Address of Principal Executive Offices)
001-39744
(Commission File Number)

26-3999357
(IRS Employer Identification No.)
94063
(Zip Code)
(650) 503-2200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On October 5, 2022, C3.ai, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast. At the Annual Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on August 24, 2022 (the “Proxy Statement”).

Proposal 1 – Election of Directors. The Company’s stockholders elected the following Class II director nominees to hold office until the Company’s 2025 Annual Meeting of Stockholders, and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal. The results of the vote were:

Nominee	For	Withhold	Broker Non-Vote
Richard C. Levin	203,160,564	2,858,118	25,393,188
Bruce Sewell	196,455,003	9,563,679	25,393,188
Lisa A. Davis	205,369,075	649,607	25,393,188

Proposal 2 – Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The Company’s stockholders advised that they were in favor of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote
186,348,605	19,441,519	228,558	25,393,188

Proposal 3 – Approval, on a Non-Binding, Advisory basis, of the Frequency of Future Non-Binding Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers. The Company’s stockholders advised that they were in favor of a one year frequency for future advisory votes on the compensation of the Company’s named executive officers. The results of the vote were:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
205,133,795	140,262	610,380	134,245	25,393,188

Based on these results and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future stockholder advisory votes on the compensation program for its named executive officers every one year.

Proposal 4 – Ratification of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2023. The results of the vote were:

For	Against	Abstain
230,550,117	573,240	288,513

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C3.ai, Inc.

Dated: October 7, 2022
	By:	/s/ Thomas M. Siebel
Thomas M. Siebel
Chief Executive Officer and Chairman of the Board of Directors